Exhibit 99.1

NEWS RELEASE

Contacts:

Leslie S. Magee

Chief Financial Officer

225-298-5261

lmagee@he-equipment.com

Kevin S. Inda

Vice President of Investor Relations

225-298-5318

kinda@he-equipment.com

H&E EQUIPMENT SERVICES, INC. ANNOUNCES PRICING OF SENIOR NOTES OFFERING

BATON ROUGE, Louisiana — (August 18, 2017) — H&E Equipment Services, Inc. (NASDAQ: HEES) (the “Company”) today announced the pricing of $750,000,000 aggregate principal amount of its senior notes due 2025 (the “Notes”) in an unregistered offering (the “Offering”). The Notes will pay interest semi-annually at a rate of 5.625% per annum. The Notes will be senior unsecured obligations of the Company and will be guaranteed by certain of its domestic restricted subsidiaries. The Offering is expected to close on August 24, 2017, subject to the satisfaction of customary closing conditions.

The Company expects to use the net proceeds of the Notes to pay the consideration payable to purchase our existing 7% senior notes due 2022 (the “Existing Notes”) tendered and accepted for purchase in the tender offer commenced for the Existing Notes today or otherwise redeem, repurchase or discharge the Existing Notes, to pay fees and expenses incurred in connection with the foregoing and the Offering and to repay a portion of the amounts outstanding under our existing ABL credit facility.

The Notes and related guarantees are being offered in a private placement, solely to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside the United States to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The Notes and related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This press release is neither an offer to sell, nor a solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The securities described herein have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act, and applicable state securities laws.

About H&E Equipment Services, Inc.

The Company is one of the largest integrated equipment services companies in the United States with 79 full-service facilities throughout the West Coast, Intermountain, Southwest, Gulf Coast, Mid-Atlantic and Southeast regions. The Company is focused on heavy construction and industrial equipment and rents, sells and provides parts and services support for four core categories of specialized equipment: (1) hi-lift or aerial platform equipment; (2) cranes; (3) earthmoving equipment; and (4) industrial lift trucks. By providing equipment rental, sales, on-site parts, repair and maintenance functions under one roof, the Company is a one-stop provider for its customers’ varied equipment needs. This full service approach provides the Company with multiple points of customer contact, enabling it to maintain a high quality rental fleet, as well as an effective distribution channel for fleet disposal and provides cross-selling opportunities among its new and used equipment sales, rental, parts sales and services operations.

Forward-Looking Statements

Statements contained in this press release that are not historical facts, including statements about H&E’s beliefs and expectations, are “forward-looking statements” within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations are forward-looking statements. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend”, “foresee” and similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: (1) possible completion of the offering and tender offer, the prospective impact of a note offering or tender offer, plans to repay certain indebtedness (including the terms and success of such repayment) and the use of proceeds of the offering; (2) general economic conditions and construction and industrial activity in the markets where we operate in North America; (3) our ability to forecast trends in our business accurately, and the impact of economic downturns and economic uncertainty in the markets we serve; (4) the impact of conditions in the global credit and commodity markets and their effect on construction spending and the economy in general; (5) relationships with equipment suppliers; (6) increased maintenance and repair costs as we age our fleet and decreases in our equipment’s residual value; (7) our indebtedness; (8) risks associated with the expansion of our business and any potential acquisitions we may make, including any related capital expenditures; (9) our possible inability to integrate any businesses we acquire; (10) competitive pressures; (11) security breaches and other disruptions in our information technology systems; (12) adverse weather events or natural disasters; (13) compliance with laws and regulations, including those relating to environmental matters and corporate governance matters; and (14) other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, we are under no obligation to publicly update or revise any forward-looking statements after the date of this release. These statements are based on the current beliefs and assumptions of H&E’s management, which in turn are based on currently available information and important, underlying assumptions. H&E is under no obligation to publicly update or revise any forward-looking statements after this press release, whether as a result of any new information, future events or otherwise. Investors, potential investors, security holders and other readers are urged to consider the above mentioned factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.